                                                                    EXHIBIT 10.6

                     LINE OF CREDIT AND SECURITY AGREEMENT
                     -------------------------------------

          THIS LINE OF CREDIT AND SECURITY AGREEMENT (this "Agreement"), is made this ___ day of January, 1999, by and between FIRST REPUBLIC BANK, a state chartered Bank with an office at 1608 Walnut Street, Philadelphia, Pennsylvania 19103 ("Bank"), and COLLEGE DIRECTORY PUBLISHING, INC., a Delaware Corporation ("Borrower"), having its principal place of business at 1000 Conshohocken Road, 4th Floor, Conshohocken, PA 19428.

          The Borrower has requested that the Bank extend to it a revolving line of credit facility to be used for working capital in support of accounts receivable. The Bank has agreed to extend such line of credit facility pursuant to the terms and conditions of this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Bank and Borrower hereby agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          1.1  Definitions. For purposes of this Agreement, the following terms
               -----------
shall have the following meanings:

               Advances.  The meaning given to such term in Section 2.1(a)
               --------
hereof.

               Agreement.  This Line of Credit and Security Agreement and all
               ---------
amendments, modifications and supplements hereto and restatements hereof.

               Bank.  First Republic Bank, a state chartered bank, or any
               ----
successor bank.

               Bankruptcy Code. Title 11 of the United States Code and all
               ---------------
similar or successor statutes, and all rules and regulations of Federal agencies and authorities promulgated under those statutes, all as they have been amended from time to time.

               Borrowing Base. At any time, an amount equal to (i) seventy
               --------------
percent (70%) of all Eligible Accounts Receivable aged less than or equal to ninety (90) days beyond their date of shipment, (ii) forty percent (40%) of all Eligible Accounts Receivable aged from ninety-one (91) days to one hundred eighty (180) days from the shipped date, and (iii) forty percent (40%) of Gross Bookings during the months of January through July of each year.

               Borrowing Date.  Each date upon which the Bank makes an Advance
               --------------
to the Borrower.

               Business Day. A day other than a Saturday, Sunday or Holiday on
               ------------
which the Bank is open for the transaction of banking business.

               Code.  The Internal Revenue Code of 1986, as amended.
               ----

               Collateral.  The meaning given to such term in Section 3.1
               ----------
hereof.

               Commitment Letter. The Revised Commitment Letter relating to the
               -----------------
Line of Credit issued by the Bank to the Borrower dated January 20, 1999.

               Control.  The possession, directly or indirectly, of the power to
               -------
direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

               Debt.  All items of indebtedness or liability (including the
               ----
Liabilities), all indebtedness secured by any pledge, lien or security interest existing on property owned by Borrower and other contingent obligations of a type described in this Agreement.

               Debt Service.  Interest only.
               ------------

               Default.  Any event specified in Section 8.1 of this Agreement,
               -------
whether or not any requirement for notice or passage of time or any other conditions has been satisfied.

               Demand.  A date which is ten (10) days after written notice to
               ------
Borrower by Bank that all Liabilities for an Advance are due and payable.

               Eligible Accounts Receivable. Those accounts receivable that have
               ----------------------------
aged less than or equal to ninety (90) days beyond their date of shipment, which shall be limited to a seventy percent (70%) advance; and those accounts receivable aged from ninety-one (91) days to one hundred eighty (180) days from the shipped date, which shall be limited to a forty percent (40%) advance.

               ERISA.  The Employee Retirement Income Security Act of 1974, as
               -----
amended, together with the rules and regulations promulgated thereunder.

               Event of Default.  Any event specified in Section 8.1 of this
               ----------------
Agreement, provided that any requirement for notice, passage of time and any other condition has been satisfied.

               Eligible Gross Bookings. Those gross bookings for advertising
               -----------------------
sold by Borrower, for use in its publications, made during the months of January through July of each year.

               Ineligible Accounts Receivable. Those accounts receivable which
               ------------------------------
have aged one hundred eighty one (181) days or more beyond their date of shipment.
               Ineligible Gross Bookings.  Those Gross Bookings for advertising
               -------------------------
during the months of August through December of each year.

               Liabilities.  The obligations of the Borrower to the Bank:
               -----------

               (1) To pay the principal of and all interest on the Note in accordance with the terms thereof, to pay all other amounts due by the Borrower in accordance with the terms hereof, and to satisfy all of the Borrower's liabilities to the Bank hereunder, whether now existing or hereafter incurred pursuant to the Line of Credit Documents, matured or unmatured, direct or contingent, primary or secondary, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

               (2) To repay the Bank all amounts (other than those described in subparagraph (a) above) advanced by the Bank hereunder or otherwise on behalf of the Borrower in accordance with the terms of the Agreement, including, but without limitation, advances for interest, payments to prior secured parties, registration fees, or agency fees for any of the Collateral; and

               (3) To reimburse the Bank, promptly upon Bank's submission of a statement to Borrower, for all of the Bank's out-of-pocket expenses and costs, including the actual fees and expenses of its counsel, in connection with the preparation of and closing under this Agreement and each Debt incurred by Borrower and the administration, amendment, modification, or enforcement of this Agreement and the documents required hereunder, including, without limitation any proceeding brought to enforce payment of any of the obligations referred to in the foregoing paragraphs (a) and (b).

               Line of Credit.  The meaning provided in Section 2.1 hereof.
               --------------

               Line of Credit Documents.  Individually and collectively, the
               ------------------------
Commitment Letter, this Agreement, the Note, the Financing Statements, Lockbox Agreement, Suretyship Agreements, and all other existing and future agreements, pledges, instruments, documents, assignments, leases, guarantees and contracts (including amendments, modifications and supplements to and restatements of any of the foregoing) delivered by or on behalf of the Borrower in connection with this Agreement, all of which shall be in form and substance satisfactory to Bank.

               Loan Account. The account of the Borrower on the books of the
               ------------
Bank in which is recorded, inter alia, the Advances and the payments of
                           ----- ----
principal and interest made by the Borrower to the Bank under the Line of Credit.

               Loan. That certain loan in the amount of $1,200,000.00 made by
               ----
Bank on the date hereof for use by Borrower which is secured by, inter alia, all
                                                                 ----------
accounts receivable, inventory and equipment of Borrower.

               Note.  The line of credit note executed by the Borrower in the
               ----
principal amount of the Line of Credit and evidencing the Borrower's obligation to repay Advances.

               Permitted Liens.  The meaning provided in Section 7.2 hereof.
               ---------------

               Person. Any individual, corporation, partnership, association,
               ------
joint-stock company, trust, unincorporated organization, joint venture, court or government or political subdivision or agency thereof.

               Surety collectively refers to John S. Rafanello, an individual,
               ------
Michael S. Paul, an individual, Stephanie Paul, an individual and College Directory Publishing Corporation, a Florida Corporation.

               Suretyship. The Suretyship Agreement of even date herewith
               ----------
executed by the Surety in favor of the Bank with respect to the Line of Credit.

          1.1  Undefined Terms; Accounting Terms.  Unless expressly provided in
               ---------------------------------
this Agreement, or unless the context requires otherwise, terms used in this Agreement without definition which are defined in the Pennsylvania Uniform Commercial Code shall have the meanings assigned to them in the Pennsylvania Uniform Commercial Code as amended from time to time.


                                   ARTICLE 2
                                LINE OF CREDIT
                                --------------

          2.1  Line of Credit Facility.
               -----------------------

               (4) Subject to, and in accordance with, the terms and conditions of this Agreement, the Bank agrees to make a revolving line of credit facility available to the Borrower in the aggregate outstanding amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) at any one time (the "Line of Credit"). Bank shall make advances (the "Advances") to the Borrower upon request at any time and from time to time, subject in all respects to the approval of Bank which may be withheld in Bank's absolute and sole discretion, made in good faith, during the period commencing on the date hereof and ending on the earlier of (i) the occurrence of an Event of Default that continues beyond the expiration of applicable notice and grace periods, or (ii) a demand by the Bank for the repayment of all sums then outstanding under the Note pursuant to the terms thereof. The proceeds of the Line of Credit shall be used for the Borrower to provide funds for working capital in support of accounts receivable and advertising bookings.

               (5) The Borrower may request an Advance by written notice to the Bank at least 3 days prior to the date on which the Borrower desires an Advance. Borrower may request Advances no more than four times per month.

               (6) The Borrower, subject to the terms and conditions of this Agreement, may reborrow any amount repaid by the Borrower at any time and from time to time on or before the Demand for payment of the Note.

               (7) Reference is hereby made to the Note for the interest payable thereunder, the time and manner of payment of principal outstanding thereunder and accrued interest thereon, and such other terms and conditions as may be set forth therein.

               (8) The principal outstanding under the Note shall be reduced to $0.00 for thirty (30) consecutive days annually.

          2.2  Confirmation of the Borrower's Liabilities.  Each and every
               ------------------------------------------
statement of account transmitted by the Bank to the Borrower hereunder, whether in person, or by ordinary mail or otherwise, shall be final, conclusive and binding upon the Borrower in all respects as to all loans, fees, interest, charges, payments, receipts, balances, Collateral and all other matters reflected therein unless the Borrower, within twenty (20) Business Days after the receipt thereof, shall give notice to the Bank in writing of all objections to any such statement of account specifying those items considered by the Borrower to be in dispute.

          1.2  Repayment of Advances. At no time will the Bank advance funds
               ---------------------
against Ineligible Accounts Receivable or against Ineligible Gross Bookings. If after an advance, the amount borrowed under this Line of Credit exceeds the Borrowing Base, the Borrower must pay Bank all sums advanced by Bank under this Line of Credit until the amount borrowed under this Line of Credit is less than or equal to seventy (70%) percent of Eligible Accounts Receivable and is less than or equal to forty percent (40%) Eligible Gross Bookings.


                                   ARTICLE 3
                              SECURITY INTERESTS
                              ------------------

          3.1  Grant of Security Interest and Assignment of Accounts.
               -----------------------------------------------------

               (1) To secure the payment to the Bank of the Borrower's Liabilities under the Note, to further secure the obligations of the Surety to the Bank under the Line of Credit Loan, and to secure performance of all to its obligations under this Agreement, the Borrower hereby grants to the Bank:

                    (1) A Security Agreement and U.C.C.-1 Financing Statements constituting a first lien upon all accounts, receivables, accounts receivable, goods, machinery, fixtures, equipment, inventory, furnishings, tools, parts, supplies, work in process, finished products, leases of personal property, bailments, conditional sales agreement, franchises, service marks, trademarks, trade styles, trade names, trademark licences, copyrights, chooses in action, computer programs, computer tapes and disks, general intangibles, Gross Bookings, warehouse receipts chattel paper and all personal property, whether now in existence or hereafter created including all proceeds thereof and any replacements, additions, accessions or substitutions thereof belonging to Borrower, filed with the Secretary of State of the Commonwealth of Pennsylvania, the Prothonotary of Montgomery County, the State of Delaware and the Prothonotary of New Castle county identifying Bank as a secured party. The Borrower grants to the Bank a security interest in all of the Borrower's present and future deposits, rents or other monies due from instruments, documents, policies and certificates of insurance, title policies, securities, accounts receivable, Gross Bookings, chooses in action, chattel paper, currency, property and the proceeds thereof, owned by the Borrower or in which it has an interest, now or hereafter in the possession or control of the Bank or in transit by mail or carrier to or from the Bank or in the possession of any other person acting in the Bank's behalf, without regard to whether the Bank received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether the Bank has conditionally released the same. The property described in this paragraph shall constitute part of the Collateral for all purposes under this Agreement; and

               (1) Bank and the Borrower agree that the Collateral described in this Section 3.1 shall be collectively defined as the "Collateral".

               (2) The Bank shall have all of the rights available under the Line of Credit Documents and the Pennsylvania Uniform Commercial Code and hereunder with respect to the Collateral (except that the parties agree that reasonable notice as required under the Pennsylvania Uniform Commercial Code shall be at least ten (10) calendar days). This Agreement and the security interests granted herein shall stand as general and continuing security for all Liabilities and may be retained by the Bank until all Liabilities have been satisfied in full; provided, however, that this Agreement shall not he rendered void by the fact that no commitment by the Bank to make Advances to the Borrower exists as of any particular date, but shall continue in full force and effect until all Liabilities have been satisfied in full and upon such satisfaction neither party hereto has any material obligation to the other under any of the Line of Credit Documents.

               (3) As additional security for the Liabilities, the Borrower conveys, assigns and grants a security interest to the Bank in and to all present and future files, books, ledgers, records, bills, invoices, receipts, deeds, certificates or documents of ownership, warranties, bills of sale and all other data and data storage systems and media pertaining to any of the Collateral.

                    The pledge of the Collateral shall be under and subject only to such liens and encumbrances as shall be acceptable to Bank.

          1.3  Future Advances. Liabilities secured hereby include all future
               ---------------
Advances, including payments to cure defaults of Borrower or Surety, made by the Bank at any time or times to or for the benefit of the Borrower in accordance with the terms of this Agreement.

          1.4  Perfection of Security Interest. The Borrower shall execute and
               -------------------------------
deliver to the Bank concurrently with the execution of this Agreement, and at any time or times hereafter at the request of the Bank, all assignments, financing statements, renewal financing statements, affidavits, notices and all other agreements, instruments and documents that the Bank may reasonably request, in form satisfactory to the Bank, and shall take any and all other steps reasonably requested by the Bank, in order to perfect and maintain the security interests and liens granted herein by the Borrower to the Bank and in order to fully consummate all of the transactions contemplated herein and under this Agreement.

          1.5  Power of Attorney. The Borrower does hereby irrevocably make,
               -----------------
constitute and appoint the Bank and any of its officers, employees or agents as the true and lawful attorneys of the Borrower with power to:

               (1) sign the name of the Borrower on any renewal financing statement, notice or other similar document which in the Bank's reasonable opinion must be filed in order to continue perfected the security interests granted in this Agreement;

               (1) upon the occurrence and during the continuance of an Event of Default, receive, endorse, assign and deliver, in the name of the Borrower or in the name of the Bank, all checks, notes, drafts and other instruments relating to any Collateral including but not limited to receiving, opening and properly disposing of all mail addressed to the Borrower concerning Accounts;

               (2) upon the occurrence and during the continuance of an Event of Default, take or bring at the Borrower's cost, in its name or in the name of the Bank, all steps, actions and suits deemed by the Bank necessary to effect collections of the accounts receivable, to settle, compromise, sell, assign, discharge or release, in whole or in part, any amounts owing, to prosecute any action or proceeding with respect to accounts receivable or moneys due, to extend the time of payment of any and all accounts receivable, and to make allowances and adjustments with respect thereto;

               (3) upon the occurrence and during the continuance of an Event of Default, secure credit in the ordinary course of Borrower's business in the name of the Borrower or in the name of the Bank; and

               (4) upon the occurrence and during the continuance of an Event of Default, do all other things reasonably necessary to preserve the Collateral.

Neither the Bank nor any attorney will be liable for any act of commission or omission nor for any error of judgment or mistake of fact or law (other than an act of wilful misconduct by the Bank). This power, being coupled with an interest, is irrevocable so long as any of the Liabilities remain unpaid.


                                   ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          To induce the Bank to enter into this Agreement, and to make the Line of Credit available to Borrower, the Borrower represents and warrants to the Bank that:

          1.6  Organization, Qualification.
               ---------------------------

               (1) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

               (1) Borrower is duly licensed or qualified as a foreign entity and in good standing under the laws of each jurisdiction in which the nature of the business transacted by it and the character of the property owned or leased by it make such licensing or qualification necessary and where the failure to be so licensed or qualified would have a material adverse effect on the business of Borrower.

               (2) Except as set forth on Schedule 4.2, Borrower does not have any subsidiaries.

          4.2  Affiliations; Fictitious Names.
               ------------------------------

               (3) Borrower is not a member of any partnership or joint venture.

               (4) Borrower has never conducted business under or otherwise used any fictitious names or trade names except as set forth on Schedule 4.2.
4.3 Authority; Authorization.
    ------------------------

               (5) Borrower has the corporate power to execute, deliver and perform the Line of Credit Documents to which it is a party, and to borrow under this Agreement.

               (6) Borrower has taken all necessary corporate action to authorize the borrowing provided for in this Agreement and the execution, delivery and performance of the Line of Credit Documents to which Borrower is a party.

               (7) No consent of any party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Line of Credit Documents to which Borrower is a party.

          4.4  Enforceability.
               --------------

               (8) This Agreement has been duly and validly executed by Borrower and constitutes a legal, valid and binding contract of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

               (9) All other Line of Credit Documents executed by Borrower are legal, valid and binding obligations enforceable in accordance with their terms, except as the enforcement of any of them may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

          4.5  Conflicts.
               ---------

               (10) The execution, delivery and performance of the Line of Credit Documents to which Borrower is a party will not conflict with, result in a breach of, or constitute a default under any provision of:

                    (0) any existing material law or regulation or order of any court, governmental authority, bureau or agency having jurisdiction; or

                    (1) the Articles or Certificate of Incorporation or By-Laws of Borrower; or

                    (2) any material agreement or instrument to which Borrower is a party or which purports to be binding upon it or any of its assets.

               (2) The execution, delivery and performance of the Line of Credit Documents to which Borrower is a party will not result in the creation or imposition of any lien on any of its assets pursuant to the provisions of any material agreement or instrument to which Borrower is a party or which purports to be binding upon it or any of its assets other than such liens as are created by the Line of Credit Documents.

          4.6  Litigation.
               ----------

               (11) There is no litigation or governmental proceeding pending or, to the knowledge of the Borrower, threatened which if determined adversely would:

                    (1) have a material adverse effect on the financial condition or business of Borrower; or

                    (1) prohibit, restrict or limit payment of the Note or performance of this Agreement by Borrower.

               (3) Borrower is not in default with regard to any order of any court or governmental authority, and there has been no material adverse change in the financial condition of Borrower which would cause it to be in default of such order of court or governmental authority.

          4.7  Compliance with Laws.  The Borrower's business is, and will be
               --------------------
kept, in compliance in all material respects with all laws, ordinances and other governmental regulations; there is no outstanding notice of any material uncorrected violation of any such law, ordinance or governmental regulation; the Borrower has all permits, licenses, approvals and other authorizations from federal, state and local authorities that are necessary and material for the conduct of its business as now conducted or currently intended to be conducted in the future and no claim is pending or, to the best of Borrower's knowledge, threatened to revoke any of said permits, licenses, approvals and other authorizations or to declare them invalid in any respect.

          1.7  Taxes.
               -----

               (1) Borrower will file or cause to be filed (or will obtain extensions to file) all tax returns (including, without limitation, those relating to Federal and State income taxes) required to be filed and will pay all taxes shown to be due and payable on those returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books). The Borrower does not know of any proposed additional tax assessment against it not adequately covered by reserves.

               (1) The reserves and provisions for taxes on the books of Borrower are adequate for all open years and for its current fiscal period, or to if Borrower is a Subchapter S corporation, adequate funds are available for the distribution to shareholders to provide for the payment of taxes.

               (2) No tax liens have been filed against the assets of Borrower, and to the best knowledge of Borrower no claims are being asserted with respect to such taxes which, if adversely determined, would have a material adverse effect upon the financial condition, business or operations of the Borrower.

          4.8  Financial Condition.  The balance sheets, profit and loss
               -------------------
statements, and other financial statements of Borrower which have heretofore been delivered to the Bank, and all financial statements of Borrower which will hereafter be furnished to the Bank, are or will be (when furnished) true and correct in all material respects and do or will (when furnished) present fairly, accurately and completely, in all material respects, the financial position of Borrower and the results of its operations as of the dates and for the periods for which the same are furnished. All such financial statements of Borrower have been and will be prepared in accordance with generally accepted accounting principles and practices applied on a consistent basis. Except as disclosed on Borrower's financial statements previously delivered to Bank, Borrower does not possess and will not possess any "loss contingency" (as that term is defined in, and required to be disclosed under, Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 5 - "FASB 51") which is not or will not be accrued, reflected, or reserved against in its audited balance sheet or disclosed in the footnotes to such audited balance sheet. There has been no material adverse change in the business, properties, operations or condition (financial or otherwise) of Borrower since the date of the financial statements which were most recently furnished by the Borrower to the Bank. No event has occurred which could reasonably be expected to have a material adverse effect on the business operations of Borrower, except as disclosed in writing to the Bank heretofore or concurrently herewith or therewith.

          1.8  Accounts Receivable, Receivables, Accounts. Borrower represents
               ------------------------------------------
and warrants that it is now and at all times hereafter shall be the absolute owner, free and clear of all liens, encumbrances and security interests, except the liens and security interests granted or permitted herein, if any, and the potential liens of any state government to enforce possible sales tax liabilities, of indefeasible title to its accounts receivable, receivables, or accounts.

          4.9  Equipment and Inventory.  Borrower represents and warrants that:
               -----------------------

               (1) it is now, and at all times hereafter shall be, the sole owner, free and clear of all liens, encumbrances and security interests with respect to its equipment; and

               (2) except for depreciation and obsolescence, Borrower will keep its properties and equipment necessary for the conduct of its business in good repair.

          4.10 Collateral.  Borrower represents and warrants that:
               ----------

               (3) it is the owner of the Collateral and has the right to pledge, sell, assign and transfer the same and grant a security interest therein; no Collateral has been or will be pledged, sold, assigned or transferred to, or in any way encumbered by, any person, firm or corporation, Borrower will warrant and defend all Collateral against the claims and demands of all persons, firms or corporations;

               (4) all written representations made by the Borrower to the Bank with reference to the description or content of any and all of the Collateral are true and correct in all material respects; and any and all other instruments, memoranda and documents presented or delivered to the Bank shall be valid, genuine and, at the time of delivery to the Bank, not subject to any known dispute or defense.

               (5) as of the execution of this Agreement, and as of the date of each Advance, no other financing agreements covering any of the Collateral are in force and no claim of any security interest, lien or encumbrance in or on the Collateral is known by Borrower to be on file in any public office.

               (6) There is no known fact that the Borrower has not disclosed to the Bank in writing that could materially adversely affect the accounts receivable, receivables, accounts, business or financial condition of Borrower or of the Collateral or the Line of Credit facility provided for in this Agreement.

          (7) This Agreement, upon the filing of financing statements in the appropriate governmental offices, will create in favor of the Bank valid and perfected security interests in the Collateral.

          (8) The Collateral and all of the records, ledger sheets, correspondence and invoice documents and instruments, relating to or evidencing the Collateral shall be kept on the premises described in Section 9.15 of this Agreement, such records to be kept in appropriate containers in safe places. The Bank at all reasonable times, upon reasonable notice, shall have full access to and the right to audit the Borrower's books and records.

          4.11 Contingent Liabilities.  There are no suretyship agreements,
               ----------------------
guarantees or other contingent liabilities of the Borrower that are not or will not be disclosed in the financial statements described in Section 4.9, except such liabilities as are created by the Line of Credit Documents. Under no circumstances will Bank have any requirement to complete the college directory books for which advertising contracts have been accepted.

          1.9  Trademarks, Trade Names, Patents and Copyrights. All trademarks,
               -----------------------------------------------
trade names, patents and copyrights owned by Borrower, as well as all applications for any of the foregoing, are described in Schedule 4.14 attached hereto and made a part hereof.

          1.10 ERISA. No Reportable Event has occurred with respect to any Plan.
               -----
Each Plan has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA applicable thereto. The Borrower has not incurred any liability to PBGC.

          1.11 Operations of the Borrower and Affiliates. All operations of the
               -----------------------------------------
Borrower have been and shall be carried on in accordance with all applicable material laws, statutes, ordinances, rules and regulations, including, but not limited to, those relating to degradation of the environment. No investigation by any governmental authority, federal, state or local, is pending or, to the best knowledge of Borrower, threatened against Borrower.

          1.12 Labor. Borrower is not involved in any strike, lockout, boycott
               -----
or any other material labor trouble, similar or dissimilar. Borrower is not involved in union negotiations.

          1.13 COBRA Continuation Coverage. At all times that the Borrower is
               ---------------------------
required by law to do so, the Borrower provides COBRA Continuation coverage under group health plans (if any) for separating employees in accordance with the provisions of Section 162(k) of the Code.

          1.14 Environmental Representations, Obligations and Covenants.
               --------------------------------------------------------

               (1) Borrower represents and warrants that to the best of its knowledge, there is no activity at any real property leased or owned by Borrower (collectively, the "Real Property") which is in violation of any federal, state or local statutes, ordinances, regulations or orders respecting environmental matters ("Environmental Statutes").

               (2) Borrower shall cause all activities at the Real Property to be conducted in compliance with all Environmental Statutes. Borrower shall cause all permits, licenses or approvals to be obtained, and shall cause all notifications to be made, as required by Environmental Statutes. Borrower shall at all times cause compliance with the terms and conditions of any such approvals or notifications.

               (3) Borrower hereby agrees to indemnify and to hold harmless the Bank, from and against any and all expenses, loss or liability suffered by the Bank by reason of Borrower's breach of any of the provisions of this Section. This indemnification shall survive payment of the Note and the termination of the Line of Credit.

                                   ARTICLE 5
                             CONDITIONS OF LENDING
                             ---------------------

               The obligation of the Bank to make any Advances is subject to the compliance with the conditions contained in the Commitment Letter, the performance by the Borrower of its obligations to be performed under this Agreement before the date hereof and before the date of each of the Advances, and the satisfaction of the following conditions:

          5.1  Line of Credit Documents.  The Borrower shall have executed and
               ------------------------
delivered or caused to be executed and delivered to the Bank all Line of Credit Documents.

          1.15  Representations, Warranties. The representations and warranties
                ---------------------------
contained in Article 5 of this Agreement shall be true in all material respects at and as of the date hereof and as of the date of the making of any Advance with the same effect as if made at and as of such time, except to the extent that the facts upon which such representations and warranties are based may be changed in the ordinary course by the transactions permitted or contemplated by this Agreement.

          1.16 Defaults. There shall exist no Default or condition which, with
               --------
the giving of notice or the passage of time or both, would result in an Event of Default upon consummation of any Advance.

          1.17 Certificates, Supporting Documents. The Bank shall have received upon execution of this Agreement:

          (1) copies, certified by the Secretary of Borrower, of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Line of Credit Documents to which the Borrower is a party and the borrowing under this Agreement;

          (2) a certificate of the Secretary of Borrower as to the incumbency and signatures of the officers of Borrower signing the Line of Credit Documents to which it is a party;

          (3) a certificate of the Secretary of State of the Commonwealth of Pennsylvania as to the good standing of Borrower in such Commonwealth and certificates of the Secretaries of State of each other jurisdiction in which Borrower is qualified to do business as to the good standing of Borrower in each such jurisdiction;

          (4) evidence, satisfactory to the Bank, that there has been no material adverse change in the financial condition of Borrower since the date hereof and the date of each Advance.

          1.18 Collateral Security Documents. The Borrower shall have delivered
               -----------------------------
or shall have caused to be delivered to the Bank such collateral security documents as shall be required by the Bank and provided for in this Agreement. Financing Statements describing the Collateral shall have been filed or readied for filing in each jurisdiction and in each office as shall have been required by the Bank.

          1.19 Insurance. The Borrower shall have provided the Bank with
               ---------
certificates of insurance evidencing the Borrower's compliance with the requirements of Section 6.5 hereof.

          1.20 Officers' and Shareholders' Debt; Subordination Agreement. The
               ---------------------------------------------------------
Bank, the Borrower and such officers and/or shareholders shall have entered into a subordination agreement with respect to its debt in form and substance satisfactory to Bank.


                                   ARTICLE 6
                             AFFIRMATIVE COVENANTS
                             ---------------------

          6.1  Financial Information.
               ---------------------

               (1) The Borrower and each Affiliate will furnish to the Bank the financial information described below:

                    (1) copies of all annual federal tax returns of the Borrower and Surety within fifteen (15) days after filing thereof.

                    (2) upon request by Bank on a review basis, and annually on an audited basis, Borrower shall provide Bank with a current Financial Statement.

                    (3) upon request by Bank and in any event at least annually, Borrower shall provide Bank with current Financial Statements of Surety on Bank's form of financial statement.

                    (4) copies of all notices or reports, if any furnished to the Borrower or Surety by its independent certified public accountant in connection with each fiscal year review of the books of Borrower or Surety made by such accountant.

                    (5) such other information regarding the business, operations and finances of Borrower and/or Surety as Bank may reasonably from time to time request, including, but not limited to, information required in reports to governmental agencies having jurisdiction over Borrower's or Surety's operations or business affairs;

                    (6) immediate notice of any material adverse change in the finances of Borrower and/or Surety or of any development which might cause a material adverse change in the finances of Borrower and/or any Surety.

                    (7) accounts receivable audits prepared in the month of November of each year by an independent accounting firm acceptable to Bank, at Borrower's cost.

                    (8) Gross Booking audits prepared each February, March, April, May, June, July and August of each year by an independent accounting firm acceptable to Bank, at Borrower's cost.

          6.2  Liabilities.  Borrower and Affiliate will pay and discharge, at
               -----------
or before their maturity, all of its obligations and liabilities (including, without limitation, tax liabilities), except those which may be contested in good faith, and maintain in accordance with generally accepted accounting principles and practices adequate reserves for any of the same.

          1.21 Notice of Default, Labor, Troubles, Litigation. The Borrower and
               ----------------------------------------------
Surety will promptly give notice in writing to the Bank of the occurrence of any Event of Default or Default under this Agreement known by Borrower or Surety, or of any event of default under any instrument or other agreement of Borrower or Surety, known by Borrower or Surety, or of the occurrence of any strike, lock-out, boycott or any other labor dispute affecting Borrower or Surety, and any dispute between Borrower or Surety, or any other party, if such litigation, proceeding or dispute might substantially and adversely interfere with the normal business operations of Borrower or Surety, or, if resolved other than in the favor of Borrower or Surety, such litigation, proceeding or dispute would have a material adverse effect on Borrower's or Surety's financial condition.

          1.22 Corporate Existence, Properties.  Borrower will maintain, (a) its
               -------------------------------
corporate existence or limited partnership existence, as the case may be, its qualification to do business and its good standing in each jurisdiction in which qualification is necessary and material for the proper conduct of its business, and (b) all material licenses, permits and other authorizations necessary for the ownership and operation of its business.

          1.23 Insurance. Borrower will maintain, with respect to all its
               ---------
properties, assets and businesses, insurance with financially sound and reputable insurers against loss or damage of the kinds customarily insured against by corporations or other business entities of established reputation engaged in the same or similar business and similarly constituted, in such types and amounts as are customarily carried under similar circumstances by such other corporations or other business entities, including fire and extended coverage insurance on all insurable assets which will contain standard loss payee clauses in favor of the Bank, will be in an amount not less than 100% of the Replacement value of such assets, and will provide for thirty (30) days' notice of cancellation to the Bank.

          1.24 Policies; Proceeds. The Borrower shall deliver to the Bank on
               ------------------
demand certificates evidencing coverage of the risks set forth in Section 6.5 above, with loss payable clauses in a form satisfactory to the Bank naming the Bank and Borrower as their interests may appear as loss payee with respect to casualty insurance covering the Collateral and naming Bank as an additional insured on such other insurance as Bank shall reasonably request. All proceeds payable under any of said casualty policies shall be payable in all events to the Bank, but at the request of the Borrower any such proceeds may at Bank's absolute and sole discretion be released to the Borrower for repair or replacement of the damaged property provided there are no Events of Default in existence at the time such request is made. The Borrower hereby grants to the Bank a continuing security interest in and to all said policies and the proceeds thereof subject to the foregoing to secure the repayment of the Liabilities and agrees that the Bank shall have the right, upon the occurrence and during the continuance of an Event of Default and subject to the foregoing in the name of the Borrower or in the name of the Bank, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be made thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any such claims under any such insurance policies.

          1.25 Books, Records, Audits.
               ----------------------

               (1) Borrower will maintain accurate and complete records and books of account with respect to all its operations in accordance with generally accepted accounting principles consistently applied.

               (2) Borrower will permit at all reasonable times upon reasonable prior notice officers and representatives of the Bank to examine and make copies from its books and records, to discuss the affairs, finances and accounts of the Borrower with its officers and public accountants, and to visit and inspect its real and personal property.

               (3) Borrower to submit to Bank monthly, no later than the 10th day of each month, a Borrowing Base Certificate for the prior month, certified as true and correct by the Chief Financial Officer of Borrower, in such form and content as the Bank shall require. A true and correct copy of a form of Borrowing Base Certificate is attached hereto as Exhibit "A".

          1.26 Taxes, Etc. Borrower will pay when due all taxes, assessments and
               ----------
charges imposed upon it or its property or that it is required to withhold and pay over, except where contested in good faith and where adequate reserves have been set aside. Upon the Bank's request, the Borrower shall furnish the Bank with proof satisfactory to the Bank of the making of the payment or deposit of all Federal, state and local withholding taxes required of the Borrower by applicable law.

          1.27 Compliance with Laws. Borrower will comply in all respects with
               --------------------
all laws and regulations applicable to it in the operation of its business.

          1.28 Financial Condition. The Borrower will immediately give the Bank
               -------------------
written notice of any material adverse change in its financial condition, operations or collateral from the date of each Advance.

          1.29 Use of Proceeds. The proceeds of the Line of Credit shall be used
               ---------------
for those purposes set forth in Section 2.1.

          1.30 Demand Deposit Accounts. Borrower shall maintain its demand
               -----------------------
deposit accounts with the Bank and not with any other financial institution.


                                   ARTICLE 7
                              NEGATIVE COVENANTS
                              ------------------

          On or after the date of this Agreement and so long as any sums remain outstanding under the Note, or so long as the credit availability evidenced thereby remains in effect, whichever is longer, the Borrower will observe the following covenants unless the Bank shall otherwise consent in writing:

          7.1 Debt.  The borrower will not create, incur, assume, guarantee or
              ----
in any manner become or remain liable with regard to any Debt, except the Line of Credit or other Debt to the Bank. All existing and future notes payable to officers, stockholders or related entities are subordinated to the Line of Credit Documents pursuant to a Subordination Agreement in form and substance satisfactory to Bank.

          7.2 Liens.  The Borrower will not create, incur, assume or suffer to
              -----
exist any lien upon any of its existing or future tangible or intangible, real, personal or mixed property.

          1.31 Change in Business; Mergers, Consolidations. Borrower will not
               -------------------------------------------
make any substantial change in the general nature of the business of Borrower, or merge or consolidate with any other entity. Borrower has advised Lender that College Directory Publishing Corp., a Florida Corporation, will be merged into a newly formed Delaware Corporation to be known as Ulink, Inc., c/o Corporation Service Company, registered agent for Ulink, Inc. with its address at 1013 Centre Road, Wilmington, Delaware 19805. A copy of the Draft Articles of Incorporation is attached as Exhibit "B". In the event that Ulink, Inc. has not been incorporated as of the date hereof, Borrower and Sureties agree that they will immediately, upon formation of Ulink, Inc., cause Ulink, Inc. to execute and deliver to Bank a Suretyship Agreement in the form attached hereto and provide the filed Articles of Incorporation. Failure by Borrower and/or Sureties to provide the Bank with an executed Suretyship Agreement and Articles of Incorporation from Ulink, Inc. within 5 days from the date that Ulink, Inc. is formed, shall constitute an Event of Default under this Agreement.

          1.32 Disposition of Assets. Borrower will not liquidate or dissolve
               ---------------------
itself (or suffer any liquidation or dissolution), or convey, sell, lease, pledge, or otherwise transfer or dispose of all or any substantial part of its property, without payment in full of each Advance made for such properties.


                                   ARTICLE 8
                          EVENTS OF DEFAULT, REMEDIES
                          ---------------------------

          1.33 Events of Default. Each of the following shall constitute an
               -----------------
Event of Default:

               (1)  Payment. Failure by the Borrower to pay any sums due under
                    -------
the Note or any other instrument or obligation of Borrower to the Bank when such sums are due.

               (1)  Representations, Warranties. Any representation or warranty
                    ---------------------------
made by the Borrower in any of the Line of Credit Documents shall prove to be false or misleading in any material respect as of the date when made.

               (2)  Covenants. Failure by the Borrower to observe or perform any
                    ---------
covenants, conditions or provisions contained in the Line of Credit Documents (other than as described in paragraph (a)) within thirty (30) days after receipt of written notice from the Bank to the Borrower of such failure; provided, however, that if such default cannot be cured within the aforesaid thirty (30) day period and Borrower has commenced to cure the same and is diligently pursuing such cure, Borrower shall have a reasonable period of additional time within which to effect such cure, but in no event more than an additional thirty
(30) days.

               (3)  Other Obligations.  Borrower defaults in:
                    -----------------

                    (1) any payment of principal of, or interest on, any obligations for borrowed money (other than under the Note or any other obligation payable to the Bank), beyond any grace period provided with regard to such payment,

                         (1)  the performance of any other agreement, term or
condition contained in any such obligation or in any agreement relating to such obligation beyond any grace period provided for therein, or

                         (2)  the performance of any lease of other contract
material to the Borrower's business beyond any grace period provided for therein, if the effect of such default is to cause the holder or holders of such obligation or the other party to such lease or contract (or trustee on behalf of such holder or holders or parties) to then cause all or any substantial part of such obligation to become due or such lease or contract to be terminated prior to its stated maturity and such result would have a material adverse effect on Borrower.

               (2)  Voluntary Bankruptcy. Filing by Borrower or Surety of a
                    --------------------
voluntary petition in bankruptcy or a voluntary petition or any answer seeking reorganization, arrangement, readjustment of its or their debts or for any other relief under the Bankruptcy Code, or under any other existing or future federal or state insolvency act or law, or any formal written consent to, approval of, or acquiescence in, any such petition or proceeding by Borrower or the Surety, the application by Borrower or the Surety for, or the appointment by consent or acquiescence of, a receiver or trustee of, Borrower or the Surety or for all or a substantial part of its or their property, or the making by Borrower or the Surety of an assignment for the benefit of creditors.

               (4)  Involuntary Bankruptcy. Filing of any involuntary petition
                    ----------------------
against Borrower or the Surety in bankruptcy or seeking reorganization, arrangement or readjustment of its or their debts or for any other relief under the Bankruptcy Code, or under any other existing or future federal or state insolvency act or law; or the involuntary appointment of a receiver or trustee of Borrower or the Surety, or for all or a substantial part of the property of Borrower or the Surety; and the continuance of any of such events for a period of sixty (60) days undismissed, unbounded or undischarged.

               (5) Other Indebtedness to Bank. The occurrence of a default under the terms of any other credit facility from Bank to Borrower or Surety, including the Mortgage and Security Agreement, that continues beyond the expiration of applicable notice and grace periods.

          8.3  Acceleration and Termination of Commitment.
               ------------------------------------------

               (1) upon the occurrence and during the continuance of an Event of Default specified in paragraphs (a) through (d), or (g) of Section 8.1 of this Agreement, the Bank may:

                    (1) terminate immediately and irrevocably the unused portions of the credit availability evidenced by the Note;

                    (2) declare the unpaid principal balance of, all accrued, unpaid interest on, and all other sums payable with regard to, the Note and all other Liabilities from the Borrower to the Bank to be immediately due and payable whereupon the Note, all such accrued interest and all such Liabilities shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and to exercise all rights to collect and foreclose upon the Collateral including the notification of any third party owing money to Borrower under a pledged Account to make direct payments to Bank; and

                    (3) pursue all other remedies of the Bank provided for in the Line of Credit Documents as well as those available at law and in equity.

          (2) upon the occurrence and during the continuance of an Event of Default specified in paragraphs (e) or (f) of Section 8.1 of this Agreement, the unused portions of the credit availability evidenced by the Note shall automatically and immediately terminate and the unpaid principal balance of, all accrued, unpaid interest on, and all other sums payable with regard to, the Note and all other instruments of obligation of the Borrower to the Bank shall automatically and immediately become due and payable, in all cases without any action on the part of the Bank.

               (6) Upon the occurrence and during the continuance of an Event of Default hereunder, the rate of interest payable under the Note shall be increased to the Default Rate (as defined in the Note). Interest at the Default Rate, shall continue to accrue and continue to be paid even after default, maturity, acceleration, recovery of judgment, bankruptcy or insolvency proceeding of any kind until such monetary default has been cured.

          1.34 Right of Set-Off. Upon the occurrence and during the continuance
               ----------------
of an Event of Default, the Bank shall have the right, in addition to all other rights and remedies available to it, to set-off against the unpaid balance of the Note, any debt owing to Borrower by the Bank and any funds in any deposit account maintained by Borrower with the Bank.

          1.35 Marshaling.
               ----------

               (1) If an Event of Default shall have occurred and be continuing, the Bank shall not be required to marshal any present or future security for, or guarantees of, the Liabilities or to resort to any such security or guarantees in any particular order.

               (1) Borrower waives, to the fullest extent it lawfully can, any right it might have to require the Bank to pursue any particular remedy before proceeding against it, and any right to the benefit of, or to direct the application of the proceeds of, any Collateral until the Note and all other Liabilities have been paid in full.

          8.4  Cumulative Remedies.  The rights and remedies provided in the
               -------------------
Line of Credit Documents are cumulative and not exclusive of any rights or remedies provided by law or in equity.

                                   ARTICLE 9
                                 MISCELLANEOUS
                                 -------------

          9.1  Waivers.
               -------

               (2) No failure or delay on the part of the Bank in exercising any right, power or privilege under the Line of Credit Documents shall operate as a waiver of any right, power or privilege, except as and to the extent that the assertion of such right, power or privilege shall be barred by an applicable statute of limitations.

               (3) No single or partial exercise of, or abandonment or discontinuance of steps to enforce, any right, power or privilege under the Line of Credit Documents shall preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

               (4) BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND WHETHER ARISING OUT OF, UNDER OR BY REASON OF THE LINE OF CREDIT DOCUMENTS OR ANY ASSIGNMENT OR TRANSACTION THEREUNDER. BORROWER UNDERSTANDS THAT THE BANK IS RELYING ON THIS WAIVER IN MAKING THE LINE OF CREDIT AVAILABLE TO BORROWER.

          9.2  Notices.  All notices, requests and demands to or upon the
               -------
parties shall be deemed to have been given or made on the day of personal service or on the day they are deposited in the mails, postage prepaid, registered mail, return receipt requested, or, in the case of telefaxed notice, when confirmation of transmission is received by the transmitting party, addressed to the parties at the addresses set forth below or to such other address as may be hereafter designated in writing in accordance herewith:

          The Borrower:

               College Directory Publishing, Inc.
               1000 Conshohocken Road, 4th Floor
               Conshohocken, PA  19428
               Attention:  John S. Rafanello, COO

          With a copy to:

               Frank and Rosen
               11 Penn Center
               1835 Market Street, Suite 320
               Philadelphia, PA 19103
               Attention: Alan L. Frank, Esquire

          The Bank:

               First Republic Bank
               1608 Walnut Street
               Philadelphia, PA  19103
               Attention:  Mark Kane, Vice President

          With a copy to:

               Spector Gadon & Rosen, P.C.
               Seven Penn Center, 7th Floor
               1635 Market Street
               Philadelphia, PA  19103
               Attention:  David M. Giles, Esquire

          1.36 Legal Costs; Filing Costs. If at any time or times hereafter the
               -------------------------
Bank employs outside counsel to prepare or consider approvals, waivers or consents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or relating to any Collateral or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any mortgage and security agreement, security interest or lien in any Collateral or against any other person, firm or corporation which may be obligated to the Bank by virtue of the Line of Credit Documents, then in any such events, all of the reasonable attorneys fees arising from such services, and any out-of-pocket expenses, costs and charges relating thereto, shall become a part of the Borrower's Liabilities secured by the Collateral, payable on demand. The Borrower further agrees to reimburse the Bank for its out-of-pocket expenses, including, but not limited to, reasonable attorneys' fees and other costs of preparation and filing of the Line of Credit Documents and other documents as required by law or deemed necessary by the Bank, including, but not limited to, the cost of all lien searches deemed necessary by the Bank. Such costs and expenses shall be paid simultaneously with the execution of this Agreement and all such expenses hereafter incurred shall be paid within ten (10) days after notice by the Bank.

          1.37 Right of Entry. Upon the occurrence and during the continuance of
               --------------
an Event of Default, the Bank shall have the right to enter and remain upon the premises of the Borrower without cost or charge to the Bank, and to use the same, together with materials, supplies, books and records of the Borrower, for the purpose of liquidating or collecting the Collateral, or for the purpose of preparing for and conducting the sale of Collateral, whether by foreclosure, auction or otherwise.

          1.38 No Waiver.  The Bank's failure at any time or times hereafter to
               ---------
require strict performance by the Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement shall not waive, affect or diminish any right of the Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees except by an instrument in writing signed by an officer of the Bank and directed to the Borrower specifying such waiver.

          1.39 Application of Proceeds.
               -----------------------

          (1) On and after the date, which is ten (10) days after written demand to Borrower for payment, the Borrower irrevocably waives the right to direct the application of all subsequent payments (including proceeds of Collateral) which the Bank receives from or for the benefit of the Borrower.

          (1) The proceeds of any sale or other disposition of any Collateral shall be applied by the Bank in the following order:

                (1) first, to the payment of all costs and expenses due under the Line of Credit Documents, including without limitation all costs and expenses of collecting the Borrower's Liabilities and reasonable attorneys, fees;

                (1) second, to the payment in full of all accrued unpaid interest on the Borrower's Liabilities;

                (2) third, to the payment in full of the principal balance of the Borrower's Liabilities;

                (3) fourth, to the payment in full of the balance of the Loan, if the same has also been accelerated by Bank;

                (4) fifth, to the Borrower to the extent of any surplus.

          (2) The Borrower shall remain liable to the Bank for any deficiency in payment of the Borrower's Liabilities after application of the proceeds in accordance with paragraph (b).

     1.40  Conditions of an Advance.
           ------------------------


           (1) Before Bank shall make any Advance under this Agreement, Borrower shall provide all of the documents and information required under this Agreement as well as the documents and information set forth below to the Bank, all which must be satisfactory to Bank in its absolute and sole discretion of Bank made in good faith;

                 (1) Articles of Incorporation of Borrower.

                 (2) Any and all Contracts between Borrower and Surety.

                 (3) Current Financial Statements and Tax Returns of Borrower and Surety.

           (2) Bank has the right to decline any request for an Advance under the Line of Credit at its absolute and sole discretion. Bank shall have no obligation to allow an

Advance under the Line of Credit if such advance or the purpose of such advance does not meet its underwriting criteria in existence at the time the Advance is requested.

           (3) Prior to Bank making any Advance under this Agreement, Borrower must have satisfied all of the conditions set forth below:

                (1) All credit reports and property searches are favorable according to Bank at Bank's absolute and sole discretion.

                (2) Documentation prepared by legal counsel approved by Bank must have been executed and paid for by Borrower, Affiliate(s) and any sureties or guarantors.

     1.41  Commitment Fees.
           ---------------

           (1) Borrower shall pay to Bank an annual commitment fee on the anniversary date of this Agreement of the higher of one half of one percent (1/2%) of the commitment amount or $250.00 for the use of the Line of Credit.

           (2) Upon the execution of this Agreement, Borrower shall pay Bank a non-refundable commitment fee of Eighteen Thousand Dollars ($18,000.00) and a recording fee of $225.00.

     1.42  Survival.
           --------

           (1) All representations, warranties, covenants and agreements made in the Line of Credit Documents shall survive the execution and delivery of this Agreement, the making of the Advances under this Agreement and the issuance of the Note until they lapse by their terms or, if later, the repayment by Borrower to Bank of all Liabilities and the termination of Borrower's ability to receive Advances.

           (2) The provisions of Section 9.5 of this Agreement shall survive payment of the Note and all other Liabilities of the Borrower to the Bank and the termination of Borrower's ability to receive Advances.

     9.3   Successors.  This Agreement shall be binding upon and inure to
           ----------
the benefit of the Borrower, the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer its rights under this Agreement without the prior written consent of the Bank.

     1.43  Governing Law.  The Line of Credit Documents, and the rights and
           -------------
obligations of the parties under the Line of Credit Documents, shall be governed by, and construed and interpreted in accordance with, the domestic, internal laws, but not the law of conflict of laws, of the Commonwealth of Pennsylvania.

     1.44  Headings.  The section, subsection, paragraph and other headings in
           --------
this Agreement are for reference purposes only and shall not control or affect the construction or interpretation of this Agreement in any respect.

     1.45  Severability.  The parties intend the provisions of this Agreement to
           ------------
be severable. If any provision of this Agreement is held to be invalid or unenforceable in whole or in part in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of that provision in any other jurisdiction, or the remaining provisions of this Agreement in any jurisdiction.

     1.46  Entire Agreement.  This Agreement and the Line of Credit Documents
           ----------------
represent the entire agreement and understanding of the parties, and may not be amended subsequently by oral statements of, or courses of dealing between, the parties.

     1.47  Location of Business; Records. The Borrower maintains its only places
           -----------------------------
of business and all of its records and assets at the following locations:

                         1000 Conshohocken Road
                         Conshohocken, PA  19428

The Borrower will notify the Bank in advance of any change in the location of any business of Borrower, including any change in the location of records and equipment, whether by reason of the establishment of a new place of business or the discontinuance of a present place of business.

     9.4  Conflicting Provisions.  In the event of any direct conflict
          ----------------------
between the provisions of this Agreement and the provisions of other Line of Credit Documents, the provisions of this Agreement shall control.

     1.48  Submission to Jurisdiction.  The Borrower hereby irrevocably and
           --------------------------
unconditionally waives any right to claim immunity in respect of itself or any of its property or assets, including immunity from jurisdiction, immunity from attachment prior to entry of judgment, immunity from attachment in aid of execution of judgment, in any suit, action or proceeding arising out of or relating to this Agreement. In addition, the Borrower and the Bank agree that any suit, action or proceeding may be instituted in the Courts of Common Pleas of Montgomery or Philadelphia County, Pennsylvania or in the United States District Court of the Eastern District of Pennsylvania, and irrevocably and unconditionally submit to the jurisdiction of any such court for such purpose.

     1.49  Definitions; Number and Gender.  For purposes of this Agreement, the
           ------------------------------
singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

     1.50  Time of the Essence.  All dates and times for the performance of the
           -------------------
Borrower's obligations set forth herein shall be deemed to be of the essence of this Agreement.

     1.51  Schedules.  The Schedules attached hereto are hereby incorporated by
           ---------
reference into, and made a part of, this Agreement. The disclosures contained in any one Schedule if, by its description, is applicable to other sections of this Agreement, will also be deemed to have been made with respect to such other sections even if such disclosures are not repeated in any other Schedules.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed by their respective authorized officers the day and year first above written.


BORROWER:                     COLLEGE DIRECTORY PUBLISHING, INC.
                              a Delaware Corporation

                                          /s/ John S. Rafanello
                              BY:  _______________________________________
                                              John S. Rafanello, President

                                       /s/ Michael S. Paul
                              ATTEST: ____________________________________
                                           Michael S. Paul, Vice President



BANK:                         FIRST REPUBLIC BANK


                              BY:         /s/ Mark A. Kane
                                   _______________________________________
                                              Mark A. Kane, Vice-President

                                 SCHEDULE 4.2



            Subsidiaries; Affiliations; Fictitious and Trade Names
            ------------------------------------------------------




          None

                                 SCHEDULE 4.5

                                   Conflicts
                                   ---------

          None

                                 SCHEDULE 4.14


                Trademarks, Trade Names, Patents and Copyrights
                -----------------------------------------------


          None

                                 SCHEDULE 7.1

                              Other Existing Debt
                              -------------------

          None

                                      -30-